Exhibit 99.1

Spectaire Completes First Ever Carbon Credit Transaction
Sourced from Measured1 Diesel Engine Emissions and Takes
Carbon Credit Trading Platform AireCoreX Live; Announces
NASDAQ Hearing Results

Targeting 10M+ diesel engines with emission mitigation technology

Spectaire’s AireCore technology and Newly Launched AireCoreX trading platform can enable the creation of 100+ carbon credits per engine annually

Similar carbon credits priced at over $100 per credit

[Watertown, MA] – Aug 6, 2024 –

AireCoreX Launch

Spectaire Holdings Inc. (NASDAQ: SPEC) (“Spectaire” or the “Company”), a pioneer in environmental measurement technology, today announced the launch of its innovative carbon credit trading platform, www.AireCoreX.com, and the completion of the first-ever carbon credit transaction sourced directly from measured diesel engine emissions using the Company’s AireCore technology. This significant milestone positions Spectaire at the forefront of sustainable technology, leveraging its AireCore system to provide unparalleled transparency and accuracy in carbon credit measurement.

Brian Semkiw, CEO of Spectaire, stated, “With over 10 million diesel engines worldwide that can benefit from emissions mitigation technology, there is a significant opportunity to generate substantial carbon credits for those trucking fleets, oil and gas companies and ship owners that take steps to mitigate emissions. Each engine has the potential to produce at least 100 carbon credits annually. We believe that measured emissions will create carbon credits that are more valuable , and having a platform to transact carbon credits will make the market more accessible. As the carbon credit market has seen prices exceed $100 per credit, our AireCore and AireCoreX platforms are uniquely poised to address a potential addressable market greater than $100 Billion.”

The Company believes that this groundbreaking transaction is a pivotal moment in e-commerce history, as Semkiw states, “The completion of the first measured emissions-generated carbon credit on AireCoreX is comparable to Amazon selling its first book. It’s a historic step towards transforming the carbon credit market.”

[1]	Prior carbon credits sourced form diesel engine emissions were based on estimates, rather than actual measured results.

AireCoreX offers a comprehensive and user-friendly experience for participants in the carbon credit market. The platform provides a seamless online portal for the purchase of existing carbon credits and the pre-purchase of credits to be generated. Users can customize their credits based on geography and industry, tailoring their carbon offset strategies to meet specific needs. Each transaction is backed by detailed block chain certification and comprehensive data, ensuring full transparency and auditability.

The rise of carbon credits as a critical component in corporate net-zero strategies has been significant. In 2023, the global market expanded by 58%, reflecting the increasing demand for verifiable and impactful climate actions. Over 70% of Fortune 500 companies have integrated carbon credits into their sustainability initiatives, underscoring their importance in meeting emission reduction goals.

Current market challenges, such as the reliance on projections for future reductions and the lack of auditability, often undermine the credibility of carbon credits. AireCoreX addresses these issues by utilizing direct field measurements for CO2e gases, ensuring the accuracy and reliability of each credit. This approach provides a robust solution to the inconsistencies and inaccuracies prevalent in traditional methods.

NASDAQ Hearing Results

Unfortunately, Spectaire’s significant recent business accomplishments have not occurred in time to enable it to satisfy Nasdaq listing requirements. On August 5, 2024, the Company received a letter from the NASDAQ Hearings Panel that, following the Company’s hearing before the Panel on July 23, 2024, NASDAQ has determined to delist the Company’s common stock and that trading in the Company’s securities will be suspended from NASDAQ at the open of trading on August 7, 2024. It is anticipated that the Company’s common stock will be subject to quotation and trading on the over-the-counter market as of August 7, 2024 under the Company’s existing trading symbol “SPEC.”

Brian Semkiw, CEO of Spectaire, commented, “While we are disappointed to receive this notice, we view this as a transitional phase in our journey. Our commitment to driving innovation in air quality and emissions reduction technology remains unwavering. We are excited about our future prospects and will continue to focus on executing our long-term strategy, including exploring new markets and expanding our product offerings. We believe that trading on the OTC Markets Group platform will provide our investors with a continued trading venue as we work towards achieving our business objectives.”

Spectaire Holdings is dedicated to pioneering solutions that drive environmental sustainability and operational efficiency across industries. For more information about AireCoreX and its benefits, please visit https://www.spectaire.com.

About Spectaire Holdings Inc.

Spectaire Holdings Inc. (NASDAQ: SPEC) is a leading company in environmental measurement technology, committed to providing innovative solutions for accurate, accessible, and efficient analytical capabilities across various industries. Our mission is to enhance scientific and industrial processes through advanced spectral analysis technologies.

For additional information, contact: IR@spectaire.com

Dave Gentry
RedChip Companies Inc.
1-800-733-2447
1-407-491-4498
SPEC@redchip.com

Forward-Looking Statements:

This release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” “will continue,” “will likely result,” and similar expressions. The forward-looking statements are based on the current expectations of the management of Spectaire and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including without limitation expectations and assumptions. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and as such are subject to change. Forward-looking statements involve a number of risks, uncertainties, or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include but are not limited to those discussed and identified in public filings made by Spectaire with the U.S. Securities and Exchange Commission (the “SEC”) and the following: Spectaire’s ability to operate as a going concern; Spectaire’s requirement of significant additional capital; Spectaire’s limited operating history; Spectaire’s history of losses; Spectaire’s ability to attract qualified management; Spectaire’s ability to adapt to rapid and significant technological change and respond to introductions of new products in order to remain competitive; the loss of or nonperformance by one or more significant customers; disruptions of Spectaire’s manufacturing operation; changes in governmental regulations reducing demand for Spectaire’s products or increasing Spectaire’s expenses; the effects of global health crises on Spectaire’s business plans, financial condition, and liquidity; changes or disruptions in the securities markets; legislative, political, or economic developments; Spectaire’s failure to obtain any necessary permits or comply with laws and regulations and other regulatory requirements; accidents, equipment breakdowns, labor disputes, or other unanticipated difficulties or interruptions; potential cost overruns or unanticipated expenses in development programs; potential legal proceedings; and Spectaire’s failure to obtain or maintain insurance covering all of Spectaire’s operations. Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by the management of Spectaire prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All subsequent written and oral forward-looking statements concerning matters addressed herein and attributable to Spectaire or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, Spectaire undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

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